UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2023
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ACELYRIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41696	85-2406735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road	91301
Agoura Hills, California
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 730-0360
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As ACELYRIN, Inc. (the “Company”) previously reported in its Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 2, 2023, Gil Labrucherie was appointed as the Company’s interim Chief Financial Officer, and in such capacity, began serving as the Company’s principal financial officer and principal accounting officer, effective as of such date.

On August 17, 2023, the Company appointed Mr. Labrucherie as its full time Chief Financial Officer. In such capacity, he continues to serve as the Company’s principal financial officer and principal accounting officer.

Mr. Labrucherie has entered into the Company’s standard form of employment agreement for executive officers, a copy of which was filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1, filed with the SEC on May 1, 2023, and is eligible to receive benefits under the terms of the Company’s Severance Plan. He will receive an initial annual base salary of $500,000, and he is eligible to earn an annual incentive bonus under the Company’s Cash Incentive Bonus Plan (the “Bonus Plan”) with a target award equal to 40% of his base salary. Mr. Labrucherie remains eligible for, and has received, equity grants pursuant to the Company’s 2023 Equity Incentive Plan (the “EIP”). Descriptions of each of the Severance Plan, the Bonus Plan and the EIP may be found in the Company’s final prospectus for its initial public offering, filed with the SEC on May 5, 2023. Biographical information for Mr. Labrucherie may be found in the Company’s Form 8-K filed with the SEC on August 2, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: August 21, 2023	By:	/s/ Shao-Lee Lin
Shao-Lee Lin, M.D., Ph.D.
Chief Executive Officer